Exhibit 99.1
Delinquencies and Net Charge-Offs

The following Supplemental Data provides historical information relating to (1) delinquency experience as of the dates indicated for a specific subset of the Company's daily and weekly pay U.S. term loans and lines of credit (as indicated in the headings below), including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached, (2) static pool net charge-off data for such term loans originated in the particular year or quarter specified in such net charge-off table and (3) annualized net charge-off data for such term loans and lines of credit (as indicated in the headings below) as of the particular year or quarter specified in such annualized net charge-off table.

Term Loan Delinquency Experience1

	9/30/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Number of Term Loans Outstanding	20,491	21,155	17,892	20,261	17,221	11,973	5,948
Aggregate Unpaid Principal Balance	$853,279,590	$892,939,732	$776,780,205	$997,991,044	$788,686,015	$493,772,084	$202,239,397

Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$15,641,468	$29,504,036	$38,494,069	$38,626,280	$34,274,349	$27,899,490	$11,182,821
15-30 missed payment factor	$18,455,562	$20,378,959	$17,032,209	$20,684,600	$13,552,302	$9,530,097	$4,495,233
31-45 missed payment factor	$13,061,483	$13,772,105	$10,710,247	$15,652,409	$10,830,661	$7,150,275	$2,791,401
46-60 missed payment factor	$12,271,121	$12,410,006	$7,906,808	$13,730,940	$8,536,446	$5,114,054	$2,436,183
61+ missed payment factor	$56,789,762	$30,730,149	$18,857,558	$13,946,663	$11,655,021	$7,687,310	$3,175,836

Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	1.83%	3.30%	4.96%	3.87%	4.35%	5.65%	5.53%
15-30 missed payment factor	2.16%	2.28%	2.19%	2.07%	1.72%	1.93%	2.22%
31-45 missed payment factor	1.53%	1.54%	1.38%	1.57%	1.37%	1.45%	1.38%
46-60 missed payment factor	1.44%	1.39%	1.02%	1.38%	1.08%	1.04%	1.20%
61+ missed payment factor	6.66%	3.44%	2.43%	1.40%	1.48%	1.56%	1.57%

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1)
The delinquency experience is measured by the missed payment factors of the loans. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week.

Line of Credit Delinquency Experience2

	9/30/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Number of Line of Credit Loans Outstanding	16,645	15,453	13,363	12,329	7,555	3,054	312
Aggregate Unpaid Principal Balance	$248,649,276	$182,848,272	$126,009,202	$109,019,568	$60,855,462	$24,175,489	$2,394,294

Unpaid Principal Balance of Past Due Lines of Credit
1-14 missed payment factor	$4,577,766	$3,357,156	$2,598,573	$3,195,409	$4,407,729	$1,771,816	$75,259
15-30 missed payment factor	$2,965,415	$2,231,155	$1,733,121	$1,497,065	$1,161,555	$386,131	$38,535
31-45 missed payment factor	$2,485,155	$1,815,421	$1,438,543	$1,322,353	$599,079	$234,963	$0
46-60 missed payment factor	$2,086,361	$971,428	$1,263,249	$1,326,815	$690,041	$190,088	$0
61+ missed payment factor	$5,793,982	$4,444,421	$1,739,408	$855,063	$671,455	$480,289	$0

Lines of Credit past due as a % of Unpaid Principal Balance
1-14 missed payment factor	1.84%	1.84%	2.06%	2.93%	7.24%	7.33%	3.14%
15-30 missed payment factor	1.19%	1.22%	1.38%	1.37%	1.91%	1.60%	1.61%
31-45 missed payment factor	1.00%	0.99%	1.14%	1.21%	0.98%	0.97%	0.00%
46-60 missed payment factor	0.84%	0.53%	1.00%	1.22%	1.13%	0.79%	0.00%
61+ missed payment factor	2.33%	2.43%	1.38%	0.78%	1.10%	1.99%	0.00%

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2)
The delinquency experience is measured by the missed payment factors of the line of credit loans. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week. Historically, line of credit loans have been weekly pay loans.

Term Loan Cumulative Net Charge-Off Experience3
Originations Vintages (based on calendar year or quarter)

	2019 Q3	2019 Q2	2019 Q1	2018	2017	2016	2015	2014	2013
Number of Loans Originated	7,251	6,920	7,899	31,115	24,707	28,154	26,538	18,143	8,999
Aggregate Original Principal Balance ($)	$444,640,061	$403,533,645	$448,541,660	$1,836,698,494	$1,570,601,965	$1,883,389,824	$1,582,010,539	$956,825,733	$394,061,599
Weighted Average Term	13.7	12.3	11.7	11.8	12.3	13.4	12.6	11.5	10.4

Cumulative Net Charge-Offs (as a percent of aggregate original principal balance)4

Months since origination
1	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
2		0.08%	0.04%	0.04%	0.01%	0.01%	0.01%	0.00%	0.00%
3		0.08%	0.18%	0.10%	0.03%	0.03%	0.04%	0.00%	0.00%
4		0.22%	0.27%	0.28%	0.28%	0.17%	0.15%	0.15%	0.20%
5			0.56%	0.81%	1.05%	0.76%	0.67%	0.68%	0.91%
6			1.34%	1.75%	1.97%	1.84%	1.31%	1.62%	1.89%
7			2.13%	2.77%	2.81%	3.00%	2.21%	2.58%	2.84%
8				3.78%	3.57%	4.30%	3.15%	3.47%	3.83%
9				4.64%	4.24%	5.32%	3.93%	4.11%	4.48%
10				5.39%	4.79%	6.21%	4.68%	4.74%	4.88%
11					5.21%	6.79%	5.31%	5.13%	5.29%
12					5.49%	7.32%	5.68%	5.40%	5.79%
13					5.72%	7.76%	6.03%	5.66%	6.12%
14					5.89%	8.10%	6.32%	5.78%	6.32%
15					6.05%	8.34%	6.51%	6.02%	6.44%
16					6.13%	8.43%	6.65%	6.19%	6.46%
17					6.20%	8.53%	6.71%	6.31%	6.44%
18					6.26%	8.62%	6.79%	6.39%	6.45%
19					6.30%	8.65%	6.85%	6.43%	6.49%
20					6.31%	8.68%	6.90%	6.48%	6.55%
21					6.31%	8.70%	6.92%	6.49%	6.57%
22					6.29%	8.69%	6.95%	6.50%	6.56%
23						8.66%	6.94%	6.51%	6.61%
24						8.65%	6.94%	6.52%	6.63%
25						8.63%	6.93%	6.53%	6.64%
26						8.61%	6.92%	6.53%	6.68%
27						8.59%	6.91%	6.53%	6.72%
28						8.58%	6.91%	6.54%	6.72%
29						8.55%	6.91%	6.53%	6.72%
30						8.54%	6.89%	6.53%	6.73%

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3)
The historical information above reflects net charge-offs for a specific subset of the Company’s daily and weekly pay U.S. term loans, including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached that were charged-off by the Company in accordance with its then-existing policies and procedures. The data shown above for the referenced annual or quarterly vintages represents the loans originated during such year or quarter as a static pool, and illustrates how such vintages have performed given equivalent months of seasoning.

4)
Cumulative net charge-offs (as a percent of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Term Loan Annualized Net Charge-Offs Experience5

	2019YTD	2018	2017	2016	2015	2014	2013
Average Number of Term Loans Outstanding	21,307	19,335	19,615	18,642	14,995	8,689	3,938
Average Aggregate Unpaid Principal Balance	$873,292,318	$834,675,250	$879,986,117	$894,315,290	$643,427,809	$331,393,502	$127,298,590
Net Charge-Offs	$95,061,791	$97,059,913	$155,983,195	$124,071,489	$78,230,361	$33,431,578	$12,132,234
Annualized Net Charge-Off Rate	14.51%	11.63%	17.73%	13.87%	12.16%	10.09%	9.53%

Line of Credit Annualized Net Charge-Offs Experience6

	2019YTD	2018	2017	2016	2015	2014	2013
Average Number of Lines of Credit Outstanding	16,153	14,201	12,853	10,146	5,333	1,492	145
Average Aggregate Unpaid Principal Balance	$219,677,237	$150,648,275	$117,480,376	$87,969,645	$41,610,682	$11,640,009	$1,024,526
Net Charge-Offs	$15,982,922	$12,591,655	$16,881,117	$11,604,201	$5,357,674	$1,006,272	$0
Annualized Net Charge-Off Rate	9.70%	8.36%	14.37%	13.19%	12.88%	8.64%	0.00%

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5)
The historical information in this table reflects net charge-offs for a specific subset of the Company’s daily and weekly pay U.S. term loans, including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached that were charged-off by the Company in accordance with its then-existing policies and procedures.

6)
The historical information in this table reflects net charge-offs for a specific subset of the Company’s daily and weekly pay U.S. line of credit loans, including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached that were charged-off by the Company in accordance with its then-existing policies and procedures.